UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Democracy International Fund

ANNUAL REPORT	DECEMBER 31, 2022

Investment Adviser:

Democracy Investment Management LLC

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-PRO-DMCY; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

LETTER TO SHAREHOLDERS

Gratitude for New Momentum

A sincere thank you to all of you who have stood by us and for your investment in the Democracy International Fund. We appreciate your continued support.

One of our most exciting updates is that Ed Rosenberg will become a minority owner in Democracy Investments. Ed began his career with 15 years at Vanguard where he directed ETF product development, including the launch of 13 ETFs while managing relationships with index providers, exchanges, market making firms and authorized participants. He brings decades of industry experience having built ETF strategies not only at Vanguard, but also at Northern Trust, Russell Investments, and most recently at American Century Investments where he developed 35 ETFs with $ 16B in AUM in less than five years. Thanks to Ed’s efforts, we have kicked off the year of 2023 by doubling our assets under management to over $10 million as of January 23, 2023. Thank you Ed! Thank you also to our incredibly supportive Advisory Board members Jenny Johnson, Ken Kroner, and Michael Levas.

Global Market Reset

2022 was an incredibly tumultuous year in the markets, with both equity and fixed income investors experiencing simultaneous double-digit declines in their portfolios for the first time in anyone’s lifetime. Looking back, it should have been expected that given the previous two years of global shutdowns, money printing, war and supply chain re-alignment, the market was due for a reset. Historically, while consecutive years of positive double-digit returns are common, consecutive years of negative double-digit returns are very rare. This fact bodes well for the market heading into 2023, but of course does not mean there isn’t the possibility for a significant drawdown during the upcoming year but rather that probabilities lean heavily on a flat to positive outcome over that period.

Turmoil for Autocracies Persist

1.             Russia: One month prior to completing our first year, Russia invaded Ukraine. Putin’s excuse was to “de-Nazify” Ukraine, a democracy with a Jewish president, and he was mistaken that it would end in a quick and easy victory. Russia failed to take the capital Kyiv as their logistics and equipment failed while the Ukrainians fought hard picking off Russian fuel and ammunition supplies to push the invaders back. Russian causalities forced Putin to institute the country’s first draft since WWII, which incited a mass exodus of nearly one million Russians from their homeland. Putin’s forces shelled civilians, tortured captives, kidnapped children and made threats to use nuclear weapons. By

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

standing up to Russia, Ukraine has protected their neighbors and has shown that underdogs can stand up to a large bully. Democracy Investments immediately divested of our Russian holdings once it was announced that all US based global and international indices would be allowed to divest. Prior to the war, the Democracy Investments International Index down-weighted Russia by 55%.

2.             China: Xi Jinping changed the rules to secure a third term as president and surrounded himself with loyalists. He is moving more toward central planning and his Common Prosperity program will continue to crack down on big tech firms. Genocide continues with approximately one million Uyghurs subjected to forced labor and sterilization in indoctrination camps. Xi’s “zero-covid” policy was all but abandoned recently after reeling from mass protests not seen since the pro-democracy demonstrations in Tiananmen Square in 1989. Covid has started to spread rapidly in China, and the government has failed to vaccinate the elderly properly as they continue to avoid the use of highly effective foreign-made vaccines. However, the Chinese people have discovered that citizen led protest can force Xi to change political course.

3.            Iran: Although not investable in our index, we must acknowledge the weeks of huge protests following the death in “morality police” custody of 22 year old Mahsa Amini, arrested for wearing her hijab improperly. Protests rippled from Tehran to more than 80 Iranian cities, prompting a brutal crackdown in which militants have arrested about 18,200 protesters. Amnesty International revealed government plans to “systematically crush the protests at any cost.” Videos of Iranian women burning their head scarves, cutting their hair, and flipping the turbans off the heads of Shiite clerics have gone viral. The opposition has also staged strikes in most of Iran’s provinces: bazaars have closed and businesses have shuttered as a gesture of solidarity with the protesters. The regime’s strategy of incremental violence has so far caused the death of more than 500 people, enough to generate martyrs but not sufficient to deter the protest movement. The executions of protesters further alienate its constituents, as the regime seems to be losing its footing.

A Win for Democracy

Despite the challenging market environment of 2022, we are pleased with our results and are happy to share that your investment in our market cap AND democracy weighted strategy has resulted in smart beta relative to the three market cap only indices that we consider to be our direct competition. Since the inception on March 31, 2021 through December 31, 2022, the Democracy International Investments index returned -9.95%* versus -12.24% for our benchmark index, the Solactive GBS Global Markets Ex-US Large and Mid

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Cap Index**. During the same period, our index also outperformed the FTSE All World ex US Index** (-11.22%) and MSCI ACWI ex-US Index** (-12.49%).

Source: Democracy Investments Index Provider Analysis, Jan 2023

* Index returns are for illustrative purposes only and do not represent actual Fund performance. Index returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

** These indices can all be defined as tracking approximately 2700 mid and large cap international equities in developed and emerging markets.

Inception to Date Returns***	(3/31/21 -12/31/22)
Democracy Investments International Fund ETF (Ticker DMCY)	-8.89%

Year to Date***	(12/31/21 -12/31/22)
Democracy Investments International Fund ETF (Ticker DMCY)	-14.44%

*** The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. For standardized returns and performance data current to the most recent month end visit ww.democracyinvestments.com.

Our inception-to-date outperformance was largely driven by our overweight to Canada, the UK, France, Australia and Switzerland and our significant under-weight of China. Performance was only slightly hindered by underweights to Saudi Arabia and Israel.

The Economist will be publishing their newest Democracy Index at the end of January. We eagerly anticipate learning exactly how the dramatic events of 2022 will impact Democracy Scores. We expect the global economic forces that

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

began in late 2020 to persist over the next few years – a typical market cycle. Despite the down markets, we are greatly encouraged by our performance and remain confident in our strategy.

Let Freedom Ring!

Our investment thesis that countries with higher levels of democracy may outperform more authoritarian regimes due to policy mistakes, corruption and shifting global supply chains remains intact. Tilting toward more democratic nations may impact returns while providing greater alignment with investor values. In addition, we believe forward price-earnings ratios (current price divided by one year consensus operating earnings estimates) indicate that international equities still appear attractive relative to US equities.

We are optimistic for 2023 and are even more proud of our mission and strategy than we were when we launched the Fund in March of 2021. Please consider sharing our mission with your friends and networks, and we look forward to your continued support.

Your Democracy Investments Team,

Julie Cane, Christopher Browne, CFA, and Dr. Richard Rikoski PhD

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Past performance is not a guarantee of future results.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Definition of the Comparative Indices

Democracy Investments International Index is comprised of companies located across the globe, but weights more heavily in the aggregate companies located in countries that are democracy-friendly and weights less heavily in the aggregate companies located in countries with authoritarian regimes. Democracy Investments Index Provider LLC (the “Index Provider”), the Fund’s index provider and an affiliate of the Adviser, analyzes the degree to which a country is democratic or authoritarian by looking to the “Democracy Score” assigned to that country by The Economist Group, Limited’s Democracy Index.

Solactive GBS Global Markets ex US Large & Mid Cap Index consists of over 2,500 individual companies representing 49 countries and intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the freefloat market capitalization in global markets (as determined by Solactive AG (“Solactive”)), excluding the United States. The Index Provider first uses the country of risk assigned by Bloomberg L.P. to each company in the Solactive Index to determine the country in which each such company is located. The Index Provider then multiplies each company’s market capitalization weighting in the Solactive Index by the Democracy Score of the country in which the company is determined to be located and normalizes the products to sum to 100%.

MSCI ACWI ex US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries. With 2,336 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

FTSE All-World ex US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Democracy International Fund versus Democracy Investments International Index.

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 2022
	One Year Return	Annualized Inception to Date*
Democracy International Fund	-14.44%	-5.17%
Democracy Investments International Index	-14.99%	-5.80%
Solactive GBS Global Markets ex US Large & Mid Cap Index	-15.66%	-7.18%
MSCI ACWI ex US Index	-16.00%	-7.33%
FTSE All-World ex US Index	-15.22%	-6.56%

*	Commenced operations on March 31, 2021.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change, because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 51.1%

	Shares	Fair Value
Australia — 0.6%
BHP Group	862	$26,649
Woodside Energy Group	155	3,710

		30,359

Belgium — 0.3%
Ageas	106	4,686
Anheuser-Busch InBev	190	11,410

		16,096

Brazil — 0.2%
Wheaton Precious Metals	217	8,472

Canada — 8.6%
Agnico Eagle Mines	134	6,958
Alimentation Couche-Tard	368	16,160
Bank of Montreal	263	23,809
Bank of Nova Scotia	397	19,438
Barrick Gold	604	10,346
BCE	244	10,713
Brookfield, Cl A	406	12,759
Brookfield Asset Management, Cl A*	101	2,890
Canadian Imperial Bank of Commerce	362	14,633
Canadian National Railway	200	23,741
Canadian Natural Resources	550	30,521

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
Canada (continued)
Canadian Pacific Railway	223	$16,614
CGI, Cl A*	110	9,475
Enbridge	646	25,231
Fortis	295	11,796
Manulife Financial	881	15,702
Nutrien	298	21,740
Rogers Communications, Cl B	182	8,512
Royal Bank of Canada	430	40,399
Shopify, Cl A*	290	10,062
Sun Life Financial	262	12,153
Suncor Energy	610	19,336
TC Energy	331	13,187
TELUS	497	9,585
Toronto-Dominion Bank	541	35,005

		420,765

China — 0.6%
NXP Semiconductors	60	9,482
Prosus	263	18,090

		27,572

Denmark — 2.3%
Coloplast, Cl B	71	8,274
DSV	82	12,904
Genmab*	29	12,240
Novo Nordisk, Cl B	441	59,367
Orsted	89	8,063
Vestas Wind Systems	406	11,776

		112,624

Finland — 1.0%
Kone, Cl B	127	6,547
Neste	144	6,611
Nokia	1,862	8,599
Nordea Bank	1,160	12,417
UPM-Kymmene	389	14,502

		48,676

France — 6.3%
Air Liquide	139	19,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
France (continued)
Airbus	190	$22,512
AXA	664	18,464
BNP Paribas	370	21,027
Capgemini	55	9,154
Cie de Saint-Gobain	189	9,208
Danone	190	9,983
Dassault Systemes	233	8,329
Engie	731	10,445
EssilorLuxottica	90	16,252
Euroapi*	10	148
Legrand	118	9,423
LVMH Moet Hennessy Louis Vuitton	63	45,714
Orange	515	5,101
Safran	115	14,350
Sanofi	236	22,628
TotalEnergies	656	41,062
Vinci	216	21,506
Worldline*	126	4,912

		309,859

Germany — 4.6%
adidas	46	6,257
BASF	308	15,249
Bayer	286	14,750
Bayerische Motoren Werke	109	9,700
BioNTech ADR*	20	3,004
Daimler Truck Holding*	118	3,645
Deutsche Bank	791	8,938
Deutsche Boerse	61	10,508
Deutsche Post	272	10,213
Deutsche Telekom	1,017	20,230
Deutsche Wohnen	97	2,059
E.ON	920	9,165
Fresenius & Co.	180	5,043
Infineon Technologies	361	10,953
Mercedes-Benz Group	236	15,465
RWE	315	13,982

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
Germany (continued)
SAP	262	$26,952
Siemens	227	31,407
Vonovia	124	2,914
Zalando*	90	3,180

		223,614

Ireland — 0.5%
CRH PLC	190	7,505
Flutter Entertainment PLC*	70	9,548
ICON PLC*	29	5,633

		22,686

Italy — 1.3%
Enel	2,482	13,324
Eni	1,170	16,590
Ferrari	29	6,196
Intesa Sanpaolo	8,208	18,203
Snam	2,142	10,349

		64,662

Netherlands — 2.5%
Akzo Nobel	81	5,408
ASML Holding	108	58,069
Heineken	91	8,535
ING Groep	1,594	19,373
Koninklijke Ahold Delhaize	470	13,463
Koninklijke Philips	306	4,574
Wolters Kluwer	108	11,268

		120,690

Singapore — 0.1%
STMicroelectronics	189	6,657

South Korea — 0.1%
Delivery Hero*	52	2,485

Spain — 1.4%
Amadeus IT Group*	187	9,689
Banco Santander	6,902	20,644
Iberdrola	1,978	23,073
Industria de Diseno Textil	371	9,839

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
Spain (continued)
Telefonica	1,935	$6,991

		70,236

Sweden — 2.4%
Alleima*	102	376
Atlas Copco, Cl A	1,368	16,162
Castellum	233	2,823
Essity, Cl B	342	8,971
Evolution	80	7,796
H & M Hennes & Mauritz, Cl B	353	3,803
Hexagon, Cl B	1,178	12,323
Investor, Cl B	935	16,921
Kinnevik, Cl B*	143	1,965
Nibe Industrier, Cl B	899	8,378
Sandvik	512	9,258
Swedbank	512	8,712
Telefonaktiebolaget LM Ericsson, Cl B	981	5,734
Volvo, Cl B	632	11,432

		114,654

Switzerland — 3.5%
ABB	619	18,773
Accelleron Industries*	30	621
Alcon	178	12,155
Cie Financiere Richemont, Cl A	137	17,754
Credit Suisse Group	855	2,554
Holcim	162	8,384
Lonza Group	27	13,223
Novartis	558	50,414
Sika	52	12,461
UBS Group	964	17,927
Zurich Insurance Group	37	17,688

		171,954

United Kingdom — 11.5%
Anglo American PLC	459	17,870
Ashtead Group PLC	218	12,377
AstraZeneca PLC	380	51,278
BAE Systems PLC	1,234	12,706

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
United Kingdom (continued)
Barclays PLC	7,308	$13,935
Barratt Developments PLC	1,189	5,675
BP PLC	5,906	33,739
British American Tobacco PLC	631	24,908
Compass Group PLC	659	15,200
Croda International PLC	110	8,738
Diageo PLC	704	30,910
Experian PLC	308	10,422
Glencore PLC	4,481	29,776
GSK PLC	950	16,428
Haleon PLC*	1,188	4,678
HSBC Holdings PLC	5,704	35,384
Informa PLC	1,259	9,384
Just Eat Takeaway.com*	90	1,897
Legal & General Group PLC	2,718	8,157
Lloyds Banking Group PLC	26,107	14,261
London Stock Exchange Group PLC	126	10,816
Mondi PLC	280	4,747
National Grid PLC	1,316	15,789
Prudential PLC	826	11,203
RELX PLC	650	17,890
Shell PLC	2,475	69,250
Smith & Nephew PLC	530	7,074
SSE PLC	504	10,379
Standard Chartered PLC	1,459	10,923
Taylor Wimpey PLC	4,475	5,472
Unilever PLC	657	33,051
Vodafone Group PLC	9,316	9,440

		563,757

United States — 3.3%
Nestle	621	71,913
Roche Holding	178	55,890
Stellantis	739	10,461
Swiss Re	90	8,412

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

COMMON STOCK (continued)

	Shares	Fair Value
United States (continued)
Waste Connections	101	$13,379

		160,055

Total Common Stock (Cost $2,770,616)		2,495,873

EXCHANGE TRADED FUNDS — 47.9%
iShares MSCI Australia ETF	2,727	60,621
iShares MSCI Austria ETF	1,531	29,089
iShares MSCI Brazil ETF	2,292	64,107
iShares MSCI Chile ETF	143	3,874
iShares MSCI China ETF	463	21,992
iShares MSCI India ETF	3,146	131,314
iShares MSCI Indonesia ETF	834	18,673
iShares MSCI Israel ETF	671	37,569
iShares MSCI Japan ETF	2,122	115,522
iShares MSCI Malaysia ETF	662	15,120
iShares MSCI Mexico ETF	528	26,110
iShares MSCI Philippines ETF	414	10,843
iShares MSCI Poland ETF	1,110	17,161
iShares MSCI South Africa ETF	946	40,120
iShares MSCI Taiwan ETF	4,063	163,170
iShares MSCI Thailand ETF	338	25,414
Vanguard FTSE Emerging Markets ETF	8,376	326,496
Vanguard FTSE Pacific ETF	19,194	1,235,134

Total Exchange Traded Funds (Cost $2,855,341)		2,342,329

PREFERRED STOCK — 0.3%
Germany — 0.3%
Henkel & Co#	97	6,731
Volkswagen#	72	8,946

Total Preferred Stock (Cost $24,366)		15,677

Total Investments - 99.3% (Cost $5,650,323)		$4,853,879

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

Percentages are based on Net Assets of $4,886,799.

*	Non-income producing security.

#	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

As of December 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $5,650,323)	$4,853,879
Foreign Currency, at Value (Cost $1,023)	1,082
Cash	71,355
Reclaim Receivable	6,327
Dividend and Interest Receivable	3,433

Total Assets	4,936,076

Liabilities:
Income Distributions Payable	47,993
Payable to Investment Adviser	1,284

Total Liabilities	49,277

Net Assets	$4,886,799

Net Assets Consist of:
Paid-in Capital	$5,692,238
Total Accumulated Losses	(805,439)

Net Assets	$4,886,799

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	225,000
Net Asset Value, Offering and Redemption Price Per Share	$21.72

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
FOR THE YEAR ENDED
DECEMBER 31, 2022

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$177,857
Interest	71
Less: Foreign Taxes Withheld	(9,448)

Total Investment Income	168,480

Expenses:
Investment Advisory Fees	22,257

Total Expenses	22,257

Less:
Waiver of Investment Advisory Fees	(5,595)

Net Expenses	16,662

Net Investment Income	151,818

Net Realized Gain (Loss) on:
Investments	(14,317)
Foreign Currency Transactions	(557)

Net Realized Gain (Loss)	(14,874)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(776,665)
Foreign Currency Translation	21

Net Change in Unrealized Appreciation (Depreciation)	(776,644)

Net Realized and Unrealized Gain (Loss)	(791,518)

Net Decrease in Net Assets Resulting from Operations	$(639,700)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
Operations:
Net Investment Income	$151,818	$64,215
Net Realized Gain (Loss)	(14,874)	40,591
Net Change in Unrealized Appreciation (Depreciation)	(776,644)	(19,783)

Net Increase (Decrease) in Net Assets Resulting From Operations	(639,700)	85,023

Distributions	(126,543)	(63,720)

Capital Share Transactions:
Issued	2,394,420	3,905,982
Redeemed	—	(668,663)

Net Increase in Net Assets From Capital Share Transactions	2,394,420	3,237,319

Total Increase in Net Assets	1,628,177	3,258,622

Net Assets:
Beginning of Year/Period	3,258,622	—

End of Year/Period	$4,886,799	$3,258,622

Share Transactions:
Issued	100,000	150,000
Redeemed	—	(25,000)

Net Increase in Shares Outstanding From Share Transactions	100,000	125,000

(1)	Commenced operations on March 31, 2021.

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Year/Period	$26.07	$25.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.76	0.60
Net Realized and Unrealized Gain (Loss)	(4.54)	1.02

Total from Investment Operations	(3.78)	1.62

Dividends and Distributions:
Net Investment Income	(0.57)	(0.55)

Total Dividends and Distributions	(0.57)	(0.55)

Net Asset Value, End of Year/Period	$21.72	$26.07

Total Return†	(14.44)%	6.49%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,887	$3,259
Ratio of Expenses to Average Net Assets(2)	0.37%	0.38%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.50%	0.50%††
Ratio of Net Investment Income to Average Net Assets	3.41%	3.03%††
Portfolio Turnover Rate‡	—%	4%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	Commenced operations on March 31, 2021.
(2)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

Amount designated as “—” is zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Democracy International Fund (the “Fund”). The investment objective of the Fund is to track the total return performance, before fees and expenses, of the Democracy Investments International Index (the “Index”). The Fund is classified as a “diversified” investment company and operates as an exchange traded fund (“ETF”). Democracy Investment Management LLC (the “Adviser”) serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Fund commenced operations on March 31, 2021. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Fund’s Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income, if any, at least quarterly, and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Creation Units — The Fund issues and redeems Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 25,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

The following table discloses Creation Unit breakdown for the year ended December 31, 2022:

Creation Unit Shares	Creation Transaction Fee	Value at December 31, 2022	Redemption Transaction Fee
25,000	$3,000	$543,000	$3,000

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2022, the Fund did not incur any fees for these services.

The Trust has adopted a Distribution Plan (the “Plan”) applicable to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Fund as compensation for distribution and shareholder services. For the year ended December 31, 2022, the Fund did not incur any fees for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Brown Brothers Harriman & Co. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement and Sub-Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, non-routine expenses, and distribution and service fees and expenses paid by the Fund under any plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives from the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses in the amount of the Acquired Fund Fees and Expenses incurred by the Fund until April 30, 2023. This agreement may be terminated: (i) by the Board, for any

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2023. For the year ended December 31, 2022, the Adviser waived fees of $5.595 which will not be available for recapture.

On March 29, 2021, the Adviser and Vident Investment Advisory, LLC (the “Sub-Adviser”) entered into an investment sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to a Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Adviser and the Board.

For its services, the Sub-Adviser is entitled to a fee from the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.07% based on the average daily net assets of the Fund for assets up to $250 million, 0.06% based on the average daily net assets of the Fund when assets exceed $250 million, and 0.05% based on the average daily net assets of the Fund when assets exceed $500 million, subject to a minimum annual fee of $45,000.

6. Investment Transactions:

For the year ended December 31, 2022, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

Purchases	Sales and Maturities
$27,769	$10,160

There were no purchases or sales of long-term U.S. Government securities by the Fund.

For the year ended December 31, 2022, in-kind transactions associated with creations and redemptions were:

Purchases	Sales	Realized Gain
$2,377,155	$–	$–

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the period. The book/tax differences may

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

During the fiscal year ended December 31, 2022, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	Ordinary Income	Total
2022	$126,543	$126,543
2021	63,720	63,720

As of December 31, 2022, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$25,164
Capital Loss Carryforwards	(33,977)
Post-October Losses	(197)
Unrealized Depreciation	(796,426)
Other Temporary Differences	(3)

Total Accumulated Losses:	$(805,439)

Post-October capital losses represent losses realized on investment transactions from November 1, 2022 through December 31, 2022 that, in accordance with federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$31,479	$2,498	$33,977

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Fund at December 31, 2022, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$5,650,323	$90,652	$(887,078)	$(796,426)

8. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

DEMOCRACY FOCUSED INVESTMENTS RISK — The Index, and thus the Fund’s portfolio, generally weights more heavily in the aggregate companies located in countries with higher Democracy Scores and weights less heavily in the aggregate companies located in countries with lower Democracy Scores. A company’s financial performance is determined by a number of factors, and whether or not the company is located in a country with a higher Democracy Score may have little or no impact on whether the company performs well financially or positively affects the Fund’s performance. Companies located in countries with higher Democracy Scores may underperform companies located in countries with lower Democracy Scores. The Fund may forego some market opportunities available to funds that do not invest in a company based on the Democracy Score of the country in which it is located and, therefore, the Fund may underperform such other funds.

In addition, the Index’s methodology weights a company based on the product of its Democracy Score and market capitalization. Accordingly, the Fund may hold the securities of companies with large market capitalizations located in countries with lower Democracy Scores in greater weight than the securities of companies located in countries with higher Democracy Scores. In this regard, shareholders may have significant exposure to particular companies located in more authoritarian countries and will at all or most times have some exposure to companies located in more authoritarian countries.

EQUITY MARKET RISK — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

COMMON STOCK RISK — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

FOREIGN SECURITIES RISK — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

EMERGING MARKETS RISK — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The Fund considers an emerging

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

market country to be any country determined to be an emerging market country by Solactive’s country classification framework.

CURRENCY RISK — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, resulting in the dollar value of an investment in the Fund being adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

GEOGRAPHIC FOCUS RISK — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

INVESTMENTS IN ETFs RISK — When the Fund invests in an ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

LARGE CAPITALIZATION RISK — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

MEDIUM CAPITALIZATION COMPANIES RISK — The risk that medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter or listed on an exchange.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

ETF RISKS — The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

INDEX TRACKING RISK — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. Because it uses a representative sampling approach, the Fund may experience a greater degree of tracking error than if the Fund sought to hold all of the securities of the Index in proportion to their weighting in the Index.

PASSIVE INVESTMENT RISK — The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

TRADING RISK — Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their net asset value (“NAV”). The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underling holdings, which may cause a variance in the market price of the Fund shares and their underlying value. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. The Fund’s representative sampling approach to tracking the Index may cause the Fund’s shares to trade with wider bid/ask spreads than if the Fund used a replication strategy or different representative sampling strategy.

METHODOLOGY RISK — The Fund seeks to track the performance of the Index. No assurance can be given that stocks of companies chosen for the Index will outperform stocks of other companies. Moreover, there is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive investment returns or outperforming other investment products.

NEW INDEX PROVIDER RISK — The Index was created by and is owned and maintained by the Index Provider, which has not previously been an index provider for a registered fund, which may create additional risks for investing in the Fund. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be reconstituted, rebalanced or disseminated accurately.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

CASH TRANSACTIONS RISK — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs.

ADR RISK — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by American depositary banks and generally trade on an established U.S. market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

ISSUER-SPECIFIC RISK — Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

LIQUIDITY RISK — Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

SECTOR FOCUS RISK — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

FINANCIALS SECTOR RISK — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

NEW ADVISER RISK — The Adviser is a newly formed investment adviser with no prior experience managing registered investment companies. As a result, investors do not have a track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

9. Other:

At December 31, 2022, the records of the Trust reflected that 100% of the Fund’s total shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the Exchange and have been purchased and sold by persons other than Authorized Participants.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and

Shareholders of Democracy International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Democracy International Fund (one of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period March 31, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period March 31, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 1, 2023

We have served as the auditor of one or more investment companies in Democracy Investment Management LLC since 2021.

This page intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

“interested persons” are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-PRO-DMCY. The following chart lists Trustees and Officers as of December 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF fund, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the ETF’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2022 to December 31, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,039.80	0.37%	$1.90
Hypothetical 5% Return	1,000.00	1,023.34	0.37	1.89

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2022, the Fund is designating the following items with regard to distributions paid during the year:

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
0.00%	0.00%	100.00%	100.00%	0.00%	86.90%	0.00%	0.05%	0.00%	0.00%

1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The Fund intends to pass through a foreign tax credit to their shareholders. For the fiscal year ended December 31, 2022, the total amount of foreign source income and amount of foreign tax to be paid is as follows:

Foreign Source Income	Foreign Tax Credit Pass Through
$71,570	$7,684

THE ADVISORS’ INNER CIRCLE FUND III	DEMOCRACY
INTERNATIONAL FUND
DECEMBER 31, 2022
(Unaudited)

The allocable share of foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2022. Complete information will be computed and reported with your 2022 Form 1099-DIV.

NOTES

NOTES

Democracy International Fund

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

1-877-PRO-DMCY

Investment Adviser:

Democracy Investment Management LLC

1480 Moraga Road, Suite C #378

Moraga, CA 94556

Investment Sub-Adviser:

Vident Investment Advisory, LLC

1125 Sanctuary Pkwy.

Suite 515

Alpharetta, GA 30009

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

DEM-AR-001-0200

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$682,615	None	None	$704,515	None	$11,990
(b)	Audit- Related Fees	None	None	None	$4,000	None	None
(c)	Tax Fees	$101,900(3)	None	$112,623(2)	None	None	$90,000(2)
(d)	All Other Fees	None	None	$5,301	None	None	$1,473

Fees billed by BBD LLP (“BBD”) relate to the Trust.

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$88,500	None	None	$87,000	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$277,908	None	None	$51,220	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)    require specific pre-approval;

(2)    are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)    have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (BBD):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)          Not applicable.

(g)      The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $117,924 and $91,473 for 2022 and 2021, respectively.

(g)      The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(g)      The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(h)      During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)      Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)      Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: March 10, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: March 10, 2023